Exhibit 10.3

AMENDMENT NO. 1 TO PROMISSORY NOTE

AMENDMENT NO. 1 TO PROMISSORY NOTE (the "NOTE"), dated as of March 31, 2010 (this “Amendment”), among CORNERWORLD CORPORATION, a Nevada corporation (the “Borrower”) and INTERNET UNIVERSITY, INC. (“Lender”).

WITNESSETH:

WHEREAS, on August 28, 2009, the Borrower and the Lender party thereto entered into the Promissory Note dated as of February 23, 2009 (as it may be amended from time to time, the “Promissory Note”).

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree to amend and replace in its entirety ARTICLE I (a), as follows:

a) Principal on the Note will be paid according to Schedule A, as attached hereto.

/s/ Scott N. Beck
By: Scott N. Beck
CORNERWORLD CORPORATION
Its: Chief Executive Officer

/s/ Doug Levy
By: Doug Levy
INTERNET UNIVERSITY, INC.
Its: Chief Executive Officer

Schedule A to Promissory Note:

Scheduled Payment Date	Amount

June 2, 2009	$31,147

March 31, 2010	$8,700

April 30, 2010	$8,700

May 31, 2010	$8,700

June 30, 2010	$8,700

July 31, 2010	$8,700

August 31, 2010	$8,700

September 30, 2010	$8,700

October 31, 2010	$8,700

November 30, 2010	$8,700

December 31, 2010	$8,700

March 31, 2011	$130,500

June 30, 2011	$130,500

September 30, 2011	$130,500

December 31, 2011	$130,500

March 31, 2012	$130,500

June 30, 2012	$130,500

September 30, 2012	$130,500

December 31, 2012	$273,353